SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               Form 8-K

                            CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):          November 7, 1995


                      Stone Container Corporation
(Exact name of Registrant as specified in its charter)


Delaware                    1-3439                36-2041256
(State or other          (Commission              (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)


150 North Michigan Avenue, Chicago, Illinois             60601
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number,
including area code:  (312) 346-6600


                              N/A
(Former name or former address, if changed since last report.)

Item 5.  Other Events

     On October 23, 1995, Stone Container Corporation issued a press release, which is attached as Exhibit 20 hereto and is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

          (c)     Exhibits

     The exhibits accompanying this report are listed in the accompanying Exhibit Index.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           STONE CONTAINER CORPORATION


                                         By:  /s/ Leslie T. Lederer
                                              Leslie T. Lederer
                                              Vice President, Secretary
                                                and Counsel


Date:  November 7, 1995